UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2021

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-0555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	FMNB	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 1, 2021, Farmers National Banc Corp. (the “Company”) completed its previously announced merger with Cortland Bancorp (“Cortland”), pursuant to the Agreement and Plan of Merger, dated as of June 22, 2021, by and among the Company, FMNB Merger Subsidiary IV, LLC, a wholly-owned subsidiary of the Company (“Merger Sub”) and Cortland, as amended by that certain Amendment to Agreement and Plan of Merger, dated October 12, 2021 (collectively, the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”) Cortland merged with and into Merger Sub (the “Merger”), with Merger Sub as the surviving entity in the Merger. Promptly following the consummation of the Merger, Merger Sub was dissolved and liquidated and The Cortland Savings and Banking Company, the banking subsidiary of Cortland, merged with and into The Farmers National Bank of Canfield, the national banking subsidiary of the Company (“Farmers Bank”) (the “Bank Merger”), with Farmers Bank as the surviving bank in the Bank Merger.

Pursuant to the terms of the Merger Agreement, at the Effective Time of the Merger, each common share, without par value, of Cortland (“Cortland Common Shares”) issued and outstanding immediately prior to the Effective Time (except for certain Cortland Common Shares held directly by Cortland or the Company) was converted into the right to receive, without interest, $28.00 in cash (the “Cash Consideration”) or 1.75 common shares, without par value, of the Company (“Company Common Shares”) (the “Stock Consideration”), subject to an overall limitation of 75% of the Cortland Common Shares being exchanged for the Stock Consideration and the remaining Cortland Common Shares being exchanged for the Cash Consideration. No fractional Company Common Shares were issued in the Merger, and Cortland’s shareholders became entitled to receive cash in lieu of fractional Company Common Shares.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger and the Amendment to Agreement and Plan of Merger, copies of which are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Effective upon the consummation of the Merger on November 1, 2021 and in accordance with the terms of the Merger Agreement, the board of directors of the Company (the “Board”) appointed former Cortland board members Neil J. Kaback and Richard B. Thompson to the Board. Mr. Kaback was appointed to the Board to hold office as a Class I director until the Company’s 2023 annual meeting of shareholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Mr. Thompson was appointed to the Board to hold office as a Class III director until the Company’s 2022 annual meeting of shareholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

As non-employee directors, each of Messrs. Kaback and Thompson will be eligible to receive compensation in the same manner as the Company’s other non-employee directors, including an annual general annual retainer fee, consistent with the description in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on March 12, 2021. The Company will enter into an indemnification agreement with each of Messrs. Kaback and Thompson in a manner consistent with the agreements entered into with the Company’s existing directors, the form of which was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on April 29, 2011. Mr. Kaback will be appointed to the Board Enterprise Risk Management and Audit Committees of the Board. Mr. Thompson will be appointed to the Board Enterprise Risk Management and Compensation Committees of the Board.

Prior to Mr. Thompson’s election as a director to the Board, Cortland issued a loan to a business affiliated with Mr. Thompson, for which Mr. Thompson is a guarantor. Any loans and loan commitments involving Mr. Thompson’s affiliates were made (i) in the ordinary course of business; (ii) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Cortland; and (iii) without more than the normal risk of collectability or present other unfavorable features.

Item 7.01	Regulation FD Disclosure.

On November 1, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the Board appointed Neil J. Kaback and Richard B. Thompson to the Board, effective November 1, 2021, as described in Item 5.02(d) of this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On November 1, 2021, the Company issued a press release announcing the completion of the Merger. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this Item 9.01(a) will be filed by an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) will be filed by an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and among Farmers National Banc Corp., Cortland Bancorp, and FMNB Merger Subsidiary IV, LLC, dated as of June 22, 2021 (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 23, 2021)*

2.2	Amendment to Agreement and Plan of Merger by and among Farmers National Banc Corp., Cortland Bancorp, and FMNB Merger Subsidiary IV, LLC, dated as of October 12, 2021 (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 18, 2021)

99.1	Press Release dated November 1, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Pursuant to Item 601(b)(2) of Regulation S-K, schedules and exhibits have been omitted from this filing. The registrant agrees to furnish the Securities and Exchange Commission on a supplemental basis a copy of any omitted schedule or exhibit on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: November 1, 2021